Exhibit 10.23

AMENDMENT TO

CONSULTING AGREEMENT

This Amendment to Consulting Agreement (this “Amendment”), made this 28th day of January, 2022, is entered into by Perfect Moment Asia Ltd., a Hong Kong company (“Perfect Moment Asia”), Perfect Moment Ltd., a Delaware corporation (“Perfect Moment DE”), and Lucius Partners LLC, a Delaware limited liability company (the “Consultant”).

WHEREAS, Perfect Moment Asia and the Consultant entered into that certain Consulting Agreement dated March 11, 2021 (the “Consulting Agreement”) (capitalized terms used herein, and not otherwise defined, shall have the respective meanings ascribed to them in Consulting Agreement); and

WHEREAS, the Share Exchange referred to in the Consulting Agreement closed on March 15, 2021, whereby the shareholders of Perfect Moment Asia exchanged all of their shares of Perfect Moment Asia for shares of Perfect Moment DE, by virtue of which Perfect Moment Asia became a wholly owned subsidiary of Perfect Moment DE; and the Bridge Financing referred to in the Consulting Agreement also closed on March 15, 2021; and

WHEREAS, the parties desire to amend the Consulting Agreement, to extend certain dates therein and to make Perfect Moment DE a direct party to the Consulting Agreement, as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1. Amendments to Consulting Agreement.

1.1 Perfect Moment DE is made a party to the Consulting Agreement and shall be directly bound by all of the obligations of the “Company” therein.

1.2 Clause (b) of Section 2 of the Consulting Agreement is hereby amended to replace “twelve (12) months from the date of this Agreement” with “the date that is the earlier of (a) August 31, 2022, or (b) six (6) months after the submission by Perfect Moment Ltd. with the Commission of the IPO S-1 (the “Extension Date”).”

1.3 Section 5.1 of the Consulting Agreement is hereby amended to replace “March 31, 2022” with “the Extension Date.”

1.4 Section 5.2 of the Consulting Agreement is hereby amended to replace “March 31, 2022” with “the Extension Date.”

1.5 Clause (a)(i)(A) of Section 13.2 of the Consulting Agreement is hereby amended to replace “March 31, 2022” with “August 31, 2022.”

1.6 Clause (b)(i)(A) of Section 13.2 of the Consulting Agreement is hereby amended to replace “March 31, 2022” with “August 31, 2022.”

1.7 Section 16 of the Consulting Agreement is hereby amended to replace “March 31, 2022” with “the Extension Date.”

The Consulting Agreement, as heretofore and hereby amended, is hereby in all respects ratified and confirmed.

2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction.

3. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by an e-mail, which contains a copy of an executed signature page such as a portable document format (.pdf) file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such e-mail of an executed signature page such as a .pdf signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

PERFECT MOMENT LTD.

By:	/s/ Negin Yeganegy
Name:	Negin Yeganegy
Title:	CEO

PERFECT MOMENT ASIA LTD.

By:	/s/ Max Gottschalk
Name: Max Gottschalk
Title: Chairman

LUCIUS PARTNERS LLC

By:	/s/ Matthew D Eitner
Name: Matthew D Eitner
Title: Managing Member